                                                                    EXHIBIT 99.2

                      UNAUDITED PRO FORMA FINANCIAL DATA

  The following unaudited pro forma condensed consolidated financial statements are based on the historical presentation of the consolidated financial statements of TCG and ACC, and incorporate the effects of the merger of U.S. Wats, Inc., a New York Corporation ("USW"), with and into a wholly-owned subsidiary of ACC (the "USW Merger"). The Unaudited Pro Forma Statements of Operations for the year ended December 31, 1996, and the nine months ended September 30, 1997 give effect to the USW Merger and the merger of ACC with and into a wholly-owned subsidiary of TCG (the "ACC Merger," and together with the USW Merger, the "Mergers") as if they had occurred on January 1, 1996. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997, gives effect to the merger of U.S. Wats, Inc., a New York Corporation ("USW"), with and into a wholly-owned subsidiary of ACC (the "USW Merger") as if they had occurred on September 30, 1997. The pro forma condensed consolidated financial statements do not include the effects of certain other acquisitions by TCG or TCG's 1997 Equity Offering. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements, including notes thereto, of TCG included in TCG's Proxy Statement/Prospectus filed on Form S-4 on February 9, 1998 and those of ACC included herein.

  The Acquisition is expected to be accounted for under the purchase method of accounting. The US Wats Merger is expected to be accounted for under the pooling of interests method of accounting. The use of the pooling of interest method of accounting is contingent upon certain events, including the number of shares to be tendered by the shareholders of US Wats. The total purchase price of ACC has been allocated to tangible and intangible assets and liabilities based upon management's preliminary estimate of their respective fair values with the excess of cost over net assets acquired allocated to goodwill.

  The unaudited pro forma condensed consolidated statements may not be indicative of the results that actually would have occurred if the transactions had been in effect on the dates indicated or which may be obtained in the future. These combined pro forma statements do not reflect any potential savings which may result from the combined operations of TCG, ACC and US Wats and exclude merger and acquisition related expenses.

               PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (1)

                            AS OF SEPTEMBER 30, 1997
                                   UNAUDITED
                                 (IN THOUSANDS)

                                                               (8)
                            (2)        (2)         (3)       ACC/USW       (2)          (4)       TCG/ACC
                            ACC        USW      PRO FORMA   PRO FORMA      TCG       PRO FORMA   PRO FORMA
                         HISTORICAL HISTORICAL ADJUSTMENTS CONSOLIDATED HISTORICAL  ADJUSTMENTS CONSOLIDATED
                         ---------- ---------- ----------- ------------ ----------  ----------- ------------
ASSETS
Current assets:
 Cash and cash
  equivalents...........  $    --    $   730      $ --       $    730   $  181,446   $    --     $  182,176
 Marketable securities..       --        --         --            --       150,205        --        150,205
 Accounts receivable:
 Trade..................    69,539     9,896       (237)       79,198       78,018        (21)      157,195
 Related parties........       --        --         --            --         6,350        --          6,350
 Miscellaneous..........     2,015       --         --          2,015        7,570        --          9,585
                          --------   -------      -----      --------   ----------   --------    ----------
  Accounts receivable-
   net..................    71,554     9,896       (237)       81,213       91,938        (21)      173,130
 Prepaid and other
  current assets........     7,908       160                    8,068       17,174     (1,057)       24,185
                          --------   -------      -----      --------   ----------   --------    ----------
   Total current
    assets..............    79,462    10,786       (237)       90,011      440,763     (1,078)      529,696
                          --------   -------      -----      --------   ----------   --------    ----------
Fixed assets--at costs:
 Communications
  network...............   153,758     6,285        --        160,043    1,704,045      1,057     1,865,145
 Less accumulated
  depreciation and
  amortization..........   (49,308)   (3,037)       --        (52,345)    (335,114)       --       (387,459)
                          --------   -------      -----      --------   ----------   --------    ----------
 Fixed assets--net......   104,450     3,248        --        107,698    1,368,931      1,057     1,477,686
Goodwill and other
 intangibles--net
 accumulated
 amortization...........    75,874       --         --         75,874      263,089    869,217     1,208,180
Other assets............    16,811       212        --         17,023       43,137        --         60,160
                          --------   -------      -----      --------   ----------   --------    ----------
   Total assets.........  $276,597   $14,246      $(237)     $290,606   $2,115,920   $869,196    $3,275,722
                          ========   =======      =====      ========   ==========   ========    ==========
LIABILITIES AND STOCKHOLDERS'
 EQUITY
Current liabilities:
 Accounts payable and
  accrued liabilities...  $ 58,917   $11,387      $ 339      $ 70,643   $  216,015   $  4,979    $  291,637
 Note Payable...........       877     2,051        --          2,928          --         --          2,928
 Current maturities of
  long-term debt........     2,647       --         --          2,647          --         --          2,647
 Current portion of
  capital lease
  obligation............       --        268        --            268       27,114        --         27,382
 Short-term bank debt...       --        --         --            --        52,575        --         52,575
 Other current
  liabilities...........       --        103        --            103        7,068        --          7,171
                          --------   -------      -----      --------   ----------   --------    ----------
   Total current
    liabilities.........    62,441    13,809        339        76,589      302,772      4,979       384,340
Capital lease
 obligations............       --        449        --            449       22,864        --         23,313
TCI note-
 subordinated(9)........       --        --         --            --        28,554        --         28,554
Deferred income taxes...     3,398       --         --          3,398          --         --          3,398
Long-term debt..........    74,388       --         --         74,388          --         --         74,388
Senior Notes............       --        --         --            --       300,000        --        300,000
Senior Discount Notes...       --        --         --            --       715,620        --        715,620
Unamortized notes
 costs..................       --        --         --            --       (23,734)       --        (23,734)
Other liabilities.......       --        --         --            --        18,309        --         18,309
                          --------   -------      -----      --------   ----------   --------    ----------
   Total liabilities....   140,227    14,258        339       154,824    1,364,385      4,979     1,524,188
Commitment and
 contingencies
Redeemable preferred
 stock..................       --        330        --            330          --        (330)          --
Stockholders' equity
 Common Stock, Class A..       271        16        --            287          428        (76)          639
 Common Stock, Class B..       --        --         --            --         1,308        --          1,308
 Additional paid--in
  capital...............   122,097     2,684        --        124,781    1,301,838    875,007     2,301,626
 Unrealized gain on
  marketable
  securities............       --        --         --            --           142        --            142
 Accumulated deficit....    17,014    (3,042)      (576)       13,396     (431,156)   (13,396)     (431,156)
 Cumulative translation
  adjustment............    (1,402)      --         --         (1,402)         --       1,402           --
                          --------   -------      -----      --------   ----------   --------    ----------
                           137,980      (342)      (576)      137,062      872,560    862,937     1,872,559
 Less cost of Class B
  Common Stock in
  treasury..............    (1,610)      --         --         (1,610)    (121,025)     1,610      (121,025)
                          --------   -------      -----      --------   ----------   --------    ----------
   Total stockholders'
    equity..............   136,370      (342)      (576)      135,452      751,535    864,547     1,751,534
                          --------   -------      -----      --------   ----------   --------    ----------
Total liabilities and
 stockholders' equity...  $276,597   $14,246      $(237)     $290,606   $2,115,920   $869,196    $3,275,722
                          ========   =======      =====      ========   ==========   ========    ==========

   The accompanying notes are an integral part of these financial statements.

          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (1)

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                   UNAUDITED
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                             (2)        (2)         (5)         ACC/USW         (2)          (6)        TCG/ACC
                             ACC        USW      PRO FORMA     PRO FORMA        TCG       PRO FORMA    PRO FORMA
                          HISTORICAL HISTORICAL ADJUSTMENTS CONSOLIDATED(8) HISTORICAL   ADJUSTMENTS  CONSOLIDATED
                          ---------- ---------- ----------- --------------- -----------  -----------  ------------
Revenues:
 Telecommunications
  services..............   $267,277   $43,303     $(1,119)     $309,461     $   343,914  $      (86)  $   653,289
                           --------   -------     -------      --------     -----------  ----------   -----------
 Total revenues.........    267,277    43,303      (1,119)      309,461         343,914         (86)      653,289
                           --------   -------     -------      --------     -----------  ----------   -----------
Expenses:
 Operating..............    156,973    31,720      (1,119)      187,574         200,030       1,844       389,448
 Selling, general and
  administrative........     76,091    11,873         --         87,964         117,279      (1,930)      203,313
 Depreciation and
  amortization..........     16,401       756         --         17,157         107,437      16,239       140,833
                           --------   -------     -------      --------     -----------  ----------   -----------
 Total expenses.........    249,465    44,349      (1,119)      292,695         424,746      16,153       733,594
                           --------   -------     -------      --------     -----------  ----------   -----------
Operating income
 (loss).................     17,812    (1,046)        --         16,766         (80,832)    (16,239)      (80,305)
                           --------   -------     -------      --------     -----------  ----------   -----------
Interest income
 (expense), net.........     (1,941)     (199)        --         (2,140)        (64,579)        --        (66,719)
Foreign exchange gain
 (loss).................       (168)      --          --           (168)            --          --           (168)
                           --------   -------     -------      --------     -----------  ----------   -----------
Income (loss) before
 minority interest,
 equity in losses of
 unconsolidated
 affiliates, income tax
 provision and preferred
 stock dividends and
 accretion..............     15,703    (1,245)        --         14,458        (145,411)    (16,239)     (147,192)
Equity in losses of
 unconsolidated
 affiliates.............        --        --          --            --           (3,229)        --         (3,229)
                           --------   -------     -------      --------     -----------  ----------   -----------
Income (loss) from
 continuing operations
 before income tax
 provision and preferred
 stock dividends and
 accretion..............     15,703    (1,245)        --         14,458        (148,640)    (16,239)     (150,421)
Income tax provision....     (2,379)      --          --         (2,379)         (1,504)        --         (3,883)
                           --------   -------     -------      --------     -----------  ----------   -----------
Net income (loss) from
 continuing operations
 before preferred stock
 dividends and
 accretion..............     13,324    (1,245)        --         12,079        (150,144)    (16,239)     (154,304)
Preferred stock
 dividends and
 accretion..............        --        (20)        --            (20)            --           20           --
                           --------   -------     -------      --------     -----------  ----------   -----------
Net income (loss) from
 continuing operations
 after preferred stock
 dividends and
 accretion..............   $ 13,324   $(1,265)    $   --       $ 12,059     $  (150,144) $  (16,219)  $  (154,304)
                           ========   =======     =======      ========     ===========  ==========   ===========
Net income (loss) from
 continuing operations
 after preferred stock
 dividends and accretion
 per common and common          --        --          --            --      $     (0.92)        --    $     (0.83)
 equivalent share.......   ========   =======     =======      ========     ===========  ==========   ===========
Weighted average number
 of common and common
 equivalent shares              --        --          --            --      164,053,559  21,065,923   185,119,482
 outstanding(7).........   ========   =======     =======      ========     ===========  ==========   ===========

   The accompanying notes are an integral part of these financial statements.

          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (1)

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   UNAUDITED
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                (8)
                             (2)        (2)         (5)       ACC/USW        (2)          (6)        TCG/ACC
                             ACC        USW      PRO FORMA   PRO FORMA       TCG       PRO FORMA    PRO FORMA
                          HISTORICAL HISTORICAL ADJUSTMENTS CONSOLIDATED HISTORICAL   ADJUSTMENTS  CONSOLIDATED
                          ---------- ---------- ----------- ------------ -----------  -----------  ------------
Revenues:
 Telecommunications
  services..............   $308,767   $40,304     $(1,077)    $347,994   $   244,864  $      (103) $   592,755
 Management and royalty
  fee from affiliates...        --        --          --           --         22,805          --        22,805
                           --------   -------     -------     --------   -----------  -----------  -----------
 Total revenues.........    308,767    40,304      (1,077)     347,994       267,669         (103)     615,560
                           --------   -------     -------     --------   -----------  -----------  -----------
Expenses:
 Operating..............    193,599    26,802      (1,077)     219,324       157,591        5,040      381,955
 Selling, general and
  administrative........     84,511    12,266         --        96,777        85,025       (5,143)     176,659
 Depreciation and
  amortization..........     16,433       930         --        17,363        78,416       21,652      117,431
                           --------   -------     -------     --------   -----------  -----------  -----------
 Total expenses.........    294,543    39,998      (1,077)     333,464       321,032       21,549      676,045
                           --------   -------     -------     --------   -----------  -----------  -----------
Operating income
 (loss).................     14,224       306         --        14,530       (53,363)     (21,652)     (60,485)
                           --------   -------     -------     --------   -----------  -----------  -----------
Interest income
 (expense), net.........     (3,874)     (210)        --        (4,084)      (43,414)         --       (47,498)
Foreign exchange gain
 (loss).................        509       --          --           509           --           --           509
                           --------   -------     -------     --------   -----------  -----------  -----------
Income (loss) before
 minority interest,
 equity in losses of
 unconsolidated
 affiliates, income tax
 provision and preferred
 stock dividends and
 accretion..............     10,859        96         --        10,955       (96,777)     (21,652)    (107,474)
Minority interest.......       (909)      --          --          (909)        3,520          --         2,611
Equity in losses of
 unconsolidated
 affiliates.............        --        --          --           --        (19,400)         --       (19,400)
                           --------   -------     -------     --------   -----------  -----------  -----------
Income (loss) from
 continuing operations
 before income tax
 provision and preferred
 stock dividends and
 accretion..............      9,950        96         --        10,046      (112,657)     (21,652)    (124,263)
Income tax provision....     (2,185)       (7)        --        (2,192)       (2,193)         --        (4,385)
                           --------   -------     -------     --------   -----------  -----------  -----------
Net income (loss) from
 continuing operations
 before preferred stock
 dividends and
 accretion..............      7,765        89         --         7,854      (114,850)     (21,652)    (128,648)
Preferred stock
 dividends and
 accretion..............     (2,481)      (27)        --        (2,508)          --         2,508          --
                           --------   -------     -------     --------   -----------  -----------  -----------
Net income (loss) from
 continuing operations
 after preferred stock
 dividends and
 accretions.............   $  5,284   $    62     $   --      $  5,346   $  (114,850) $   (19,144) $  (128,648)
                           ========   =======     =======     ========   ===========  ===========  ===========
Net income (loss) from
 continuing operations
 after preferred stock
 dividends and accretion
 per common and common
 equivalent share.......        --        --          --           --    $     (1.00)              $     (0.95)
                           ========   =======     =======     ========   ===========               ===========
Weighted average number
 of common and common
 equivalents shares
 outstanding(7).........        --        --          --           --    114,443,695   21,065,923  135,509,618
                           ========   =======     =======     ========   ===========  ===========  ===========

   The accompanying notes are an integral part of these financial statements.

   NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1) The unaudited pro forma financial data do not give effect to any restructuring costs, nor any potential cost savings or other synergies that could result from the ACC Merger. The pro forma data are not necessarily indicative of the operating results or financial position that would have occurred had the Mergers been consummated on the dates indicated, nor necessarily indicative of future operating results or financial position. The pro forma adjustments are based on available information and upon certain assumptions that management believes are reasonable under the circumstances.

(2) These columns represent historical results of operations and financial position.

(3) Estimated adjustments that eliminate accounts receivable and accounts payable and accrued liabilities are attributable to outstanding amounts resulting from intercompany transactions between ACC and US Wats. Other adjustments to accumulated deficit and accounts payable and accrued liabilities reflect the after tax impact of the merger between ACC and US Wats, Inc. (the "USW Merger") related costs which were reflected in the results of operations as if the USW Merger had been consummated as of January 1, 1994. Adjustments to the pro forma weighted average number of common shares and related impact on net income (loss) per common and common equivalent share applicable to common stock are based on the number of shares that would have been outstanding had the USW Merger occurred on the earliest date presented.

(4) Estimated adjustments that eliminate accounts receivable and accounts payable are attributable to outstanding amounts resulting from intercompany transactions between TCG and ACC. There is an adjustment to eliminate the stockholders' equity of ACC and US Wats and record goodwill and the related effect of the amortization of goodwill for the year ended December 31, 1996 and the nine months ended September 30, 1997. The fair value of the net assets acquired, including the allocation of goodwill and other intangible assets, is currently being reviewed by management. Certain items have been reclassified from prepaid expenses on the consolidated balance of ACC to fixed assets to conform with the TCG presentation.

(5) Estimated adjustments that eliminate the revenue, corresponding network costs and intercompany profits that are attributable to intercompany transactions between ACC and US Wats.

(6) Estimated adjustments that eliminate the revenue, corresponding network costs and intercompany profits that are attributable to intercompany transactions between TCG and ACC or US Wats. In addition, bad debt expense for ACC and US Wats has been reclassified from selling, general and administrative expense to operating expense to conform with TCG's presentation. Amortization expense has been recorded relating to the goodwill recorded for the Acquisition. An adjustment was made to reverse the preferred stock dividends that were paid by US Wats.

(7) The weighted average number of common and common equivalent shares outstanding reflects the issuance of approximately 21,000,000 shares of TCG Class A Common Stock in exchange for the pro forma outstanding shares of ACC, assuming an exchange ratio of 1.1111 to 1.0. The actual Exchange Ratio (as defined in the Agreement and Plan of Merger by and among ACC, TCG Merger Co., Inc. and TCG) will be determined prior to the closing of the ACC Merger based on the average of the last reported sales price per share of TCG Class A Common Stock as reported on Nasdaq for the ten consecutive trading days immediately preceding the trading day immediately prior to the closing date.

(8) Pursuant to the terms of the USW Merger Agreement, each issued and outstanding share of US Wats Common Stock (other than Dissenting Shares) will be converted into the right to receive a fraction of a share of ACC Stock equal to the exchange ratio (as defined in the US Wats Merger Agreement) in effect at closing. For the purpose of these pro forma statements, an exchange ratio of 0.061 has been applied to all periods presented, on a pro forma basis. The actual exchange ratio will be determined prior to closing of the USW Merger based on (i) the volume-weighted average closing market price per share of ACC Stock as reported by Nasdaq over the 20 trading day period ending on the third full trading day preceding the closing and (ii) the amount of Contingent Obligations (as defined in the US Wats Merger Agreement).

(9) In December 1997, TCG repaid the TCI Subordinated Note in advance of its maturity date and at a discount.